UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Amendment No. 1 to

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2009

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Cross Country Healthcare, Inc.

 (Exact name of registrant as specified in its charter)

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Delaware	0-33169	13-4066229
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)

(561) 998-2232

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to Form 8-K filed on August 7, 2009 to report Items 2.02, 7.01 and 9.01, is to correct the signature date.  The signature lines should’ve appeared as followed:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

By:	/s/ EMIL HENSEL
Emil Hensel Chief Financial Officer

Dated:  August 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

By:	/s/ EMIL HENSEL
Emil Hensel Chief Financial Officer

Dated:  August 7, 2009

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